UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 11, 2010
The Hallwood Group Incorporated

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-8303	51-0261339

(Commission File Number)	(IRS Employer Identification No.)

3710 Rawlins, Suite 1500 Dallas, Texas	75219

(Address of Principal Executive Offices)	(Zip Code)
(214) 528-5588

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
At the Company’s annual meeting of stockholders held on May 11, 2010, stockholders voted on one proposal.
The voting results are provided below:
a) To elect one director to hold office for three years:

Nominee Director	Term To Hold Office	Voted For	Withheld	Non-Votes

M. Garrett Smith	Three Years	1,297,276	10,662	-0-
     The names of the other directors whose terms of office as a director continued after the annual meeting are as follows:
Anthony J. Gumbiner
Charles A. Crocco

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2010	THE HALLWOOD GROUP INCORPORATED
	By:	/s/ Richard Kelley
Richard Kelley, Vice-President & CFO